UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00696

T. Rowe Price Small-Cap Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Small-Cap Stock Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Last year was certainly challenging for investors. The first half delivered strong returns for small-cap investors as the Russell 2000 Index rose more than 8%. The summer brought further appreciation, followed by a sharp 11% correction in the Russell 2000 from mid-September through mid-November as the markets feared a slowing economy and a continuation of political gridlock after the elections left the status quo in place. As the year ended, markets reaccelerated as investors hoped for a solution to the fiscal cliff and cheered continued central bank easing.

While the Russell 2000 outperformed the S&P 500 in the calendar year, the larger-cap Russell 1000 Index outperformed small-caps. Nonetheless, it was a tough year for active fund managers. Fewer than 40% of small-cap managers managed to add value. Given the year’s exceptional volatility, we were happy to post an 18% gain in 2012, though, frankly, it felt anything but satisfying.

The Small-Cap Stock Fund gained 18.01% in 2012 and outperformed the Russell 2000 Index and our Lipper Small-Cap Core Funds Index. The fund gained 6.83% in the last six months, trailing both indexes due to stock selection in the energy, consumer discretionary, and financials sectors. The fund’s long-term relative performance remained strong. Based on cumulative total return, Lipper ranked the Small-Cap Stock Fund in the top 10% of small-cap core funds in the three- and five-year periods ended December 31, 2012, and ranked the fund 130 of 705, 18 of 623, 16 of 539, and 70 of 337 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2012, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

PERFORMANCE REVIEW

Health care was an extraordinary contributor in 2012 and kept up its solid performance in the last six months, as did our industrials and business services stocks. On the negative side of the ledger, energy weighed on performance throughout the year due to weakness in the natural gas markets. Several of our consumer discretionary and financial stocks also hampered results in the last half of the year due to earnings misses. Major contributors included technology holdings 3-D Systems and Aruba Networks and consumer plays Brunswick and clothing retailer ANN. Although health care overall was a source of strength, Incyte and HMS Holdings hurt results. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Health care holdings that delivered strong gains were Amerigroup, Regeneron Pharmaceuticals, and Cooper Companies. Amerigroup agreed to be acquired by WellPoint for $92 in cash, a 43% premium to its then trading price. Regeneron continued its winning ways on strength in its Eylea drug to treat macular degeneration. It appears there may be added regulation to compounding pharmacies in the wake of the recent nationwide fungal meningitis outbreak, which could be viewed as a significant negative for the competitive drug Lucentis. Cooper rose on strong third-quarter earnings. We expect that Cooper will be relatively unscathed by the new medical device tax, which drove some investors to view the shares as a “safe harbor.”

Biotechnology company Incyte declined after the poor performance of its new drug, Jakafi, for myelofibrosis, which prompted dismissal of the chief commercial officer. HMS Holdings dipped as the firm has had several quarters of reduced guidance, which led to questions about management’s credibility. Slower Medicaid spending has also impacted results. Idenix Pharmaceuticals fell precipitously after a competing hepatitis C drug from Bristol-Myers Squibb developed serious cardiac side effects, which prompted the Food and Drug Administration to ask Idenix to cease doing trials pending further safety data.

Our industrials holdings added value. Acuity Brands, H&E Equipment Services, Gardner Denver, and Watts Water Technologies performed well. Acuity surged in the last six months on a solid second quarter and a modest pickup in North American construction. The firm was helped in the fourth quarter by a solid three-month rise in the architectural billings index, a leading indicator of nonresidential construction. H&E Equipment Services, which provides rental equipment for aerial work platforms and cranes, advanced on improved market conditions and the firm’s extraordinary $7 per share special dividend. Gardner Denver rose on word that the firm would pursue strategic alternatives by soliciting acquisition offers. Late in the year, news reports indicated that private equity firms and UK company Spirax-Sarco Engineering had expressed interest in the company. Plumbing supply company Watts also gained on positive market conditions and solid earnings. It noted that new regulations on lead-free plumbing products should enable the firm to gain share. Materials holding Louisiana Pacific is also benefiting from a recovery in housing demand and strong pricing for siding materials. Indeed, demand could outstrip supply of siding products, leading to increased industry capacity.

In the utilities sector, we added value through holdings in GenOn, which agreed to be acquired by NRG Energy in a stock transaction.

Among technology companies, 3-D Systems rose on solid earnings for its innovative 3-D printing products, which are becoming a mainstream form of production. The firm has posted a number of solid earnings quarters, leading to strong performance. Wireless security firm Aruba Networks posted a strong second-half increase as the firm reported a “beat and raise” second quarter, which showed a 22% year-over-year growth rate. The company has benefited from the blurring of work and personal mobile computing devices.

In consumer discretionary, Brunswick gained on stronger consumer demand. The boat market showed strong growth through November, and many believe that rising home prices will lead to better times for big-ticket manufacturers. ANN surged in the third quarter as the firm has brought about a turnaround at the flagship Ann Taylor division and reported strong recent same-store sales. Online retailer HSN advanced on solid earnings. The company has developed a strong digital and mobile sales strategy and is benefiting from customer retention and a surge of younger consumers reached via their mobile devices. Sports retailer Zumiez declined sharply on disappointing earnings. The firm also is struggling with the recent acquisition of Austria-based Internet retailer Blue Tomato, which has proven more dilutive than expected. Private-label company Treehouse Foods fell as investors worried that earnings weakness was attributable to an inability to pass along rising input costs. Rising food costs have brought about a string of disappointing quarters.

Oil and gas company Oasis Petroleum benefited from investor interest in its strong production growth profile. Despite the solid performance of Oasis, our energy names suffered due to falling production and a warm start to the winter. Contango Oil & Gas fell due to poor fundamentals and investor concern over the health-related leave of absence of founder Ken Peak. Weak gas prices hurt producers Clayton Williams Energy, Goodrich Petroleum, and Bill Barrett, all of which have high natural gas exposure and relatively weaker balance sheets, which has caused investor heartburn.

Stock selection in the financials sector hurt results, led by weakness in DiamondRock Hospitality, East West Bancorp, and Markel. DiamondRock underperformed on weak third-quarter earnings as a result of slower business in key markets. East West Bancorp suffered from declining margins and concern that the bank, with seven branches in China, would be hurt by the slowing Chinese economy. Markel dropped after the firm announced what may prove to be a dilutive acquisition of Alterra, a Bermuda-based reinsurance company. Markel paid a premium for the shares and is effectively doubling in size, leading many to assign a much higher risk premium to the shares.

Internet software company Active Network fell significantly on weak earnings due to higher sales and marketing expenses. Softer results led the firm to ramp up its sales force, though the move has not led to improved results thus far. Moreover, integration expenses related to the acquisition of StarCite have been more onerous than expected. Communications equipment maker ADTRAN fell on cautious guidance. The company also delayed spending due to economic weakness and regulatory uncertainty. RealD fell as earnings were weak due to lower-than-expected sales and margins on 3-D eyewear. The firm suffered from a modest release schedule, including fewer kids’ 3-D titles, and price concessions, which were made to some of the larger exhibitors. Cash flow, however, was quite robust. Key fourth-quarter releases were The Hobbit and Life of Pi.

PORTFOLIO STRATEGY

On the Buy Side

Merger and acquisition (M&A) activity in health care has accelerated over the past 12 months. Several holdings, including Medicaid HMO Amerigroup and pharmacy benefit manager Catalyst Health Solutions, were acquired by larger industry players. We found opportunities to reinvest a portion of the proceeds in WellCare Health Plans, HMS Holdings, and Acadia Healthcare.

WellCare Health Plans is a hybrid Medicare and Medicaid health plan that is exposed to many of the same growth tailwinds as Amerigroup. Given the bright industry outlook, along with WellCare’s solid geographic positioning, we believe the company has compelling long-term prospects. We also added to HMS Holdings following a pullback in the shares. HMS has a singular focus on eradicating fraud, waste, and abuse in the health care system. It is well positioned to grow in the coming years with or without the volume benefits of health reform. The firm dominates the group health insurance market and has demonstrated a proven payment recovery model that is in strong demand by cash-strapped states and well ahead of any competitive offering. HMS results are clear, contracts are sticky, and its contingency pricing model is protected from arbitrary state budget slashing. Periodic growth hiccups due to slowing Medicaid spending and delayed or slowed contracts have provided us with profitable entry points in the shares.

Acadia Healthcare offered shares in the secondary market in December. We participated in last year’s initial public offering for this behavioral health care inpatient/outpatient firm, which operates facilities in 18 states. The firm is managed by an experienced team and is well versed in industry consolidation. We believe Acadia Healthcare will be able to successfully redeploy this newly raised capital through additional acquisitions and build significant future earnings potential.

Several interesting investment opportunities also presented themselves in the financials sector. We added First Horizon National and Capital Bank Financial. First Horizon National is based in Tennessee and was severely hit by the financial crisis due to lending practices of the previous management team. Chief Executive Officer (CEO) Bryan Jordan took on his role in late 2008 and has done a good job of turning around the bank by quickly building capital and recognizing losses in the portfolio. The bank was forced to repurchase poorly executed mortgages, which weighed on earnings. But this challenge appears to be largely resolved. We believe First Horizon is an attractive Tennessee banking franchise that could be a takeout candidate. Capital Bank Financial is a super-capitalized bank with a strategy of consolidating troubled banks in the southeast. Other banks have pursued a similar strategy given the numerous banks still struggling in that region. We believe CEO Gene Taylor is best positioned to pull off shareholder-friendly deals over the next several years. Mr. Taylor retired as vice chairman of Bank of America in 2007 and had served as president of the Florida bank and of NationsBank’s mid-Atlantic region. At Capital Bank, Mr. Taylor and the top management team are highly incentivized to succeed. We believe this well-seasoned team will significantly build value over time.

In technology, we added to our holdings in ADTRAN, which produces carrier class equipment to enable advanced digital service delivery over existing telecommunications infrastructure. Several carriers have recently disclosed plans to increase capital spending, and we believe ADTRAN offers excellent long-term value. We initiated a stake in Guidewire Software, which provides software for insurance companies. After decades of little technology change, we believe that insurance companies are in the early innings of a software refresh cycle and that Guidewire is likely to be a significant beneficiary of this trend.

We have established a position in Analogic, a one-time holding in the portfolio. Analogic designs and manufactures components for medical imaging and airport security equipment. We like management actions to improve margins and revenue growth rates. We see further upside in operating margins and expect revenues to accelerate as the Transportation Security Administration works through an upgrade cycle of computed tomography (CT)-based security equipment and the European Union prepares for requirements to have CT-based screening of checked bags by 2020.

In the consumer space, we significantly increased our position in luggage maker Tumi Holdings. We purchased Tumi because it is a high-quality global brand that gets excellent feedback from customers and remains underpenetrated in its core travel category. The company features an attractive valuation and has an opportunity to expand into the accessories market.

We used a disappointing August earnings outlook release by Treehouse Foods to continue to build our position in this high-quality private-label food supplier. Treehouse is a leading consolidator, and the recent acquisition of Ralcorp by Nestle has highlighted value in the space.

On the Sell Side

As noted earlier, Regeneron’s Eylea drug to treat macular degeneration has been successful, so much so that the company’s market capitalization has run to about $17 billion. Although we continue to have a favorable view of the company’s drug pipeline, its large-cap market value prompted us to trim our position.

M&A activity has driven a significant turnover in our fund. We eliminated on-demand management software firm Ariba after the company agreed to be acquired by SAP at a considerable premium. We eliminated Amerigroup after this multistate managed-care firm agreed to be acquired by WellPoint at a very favorable premium. We are also working our way out of Catamaran, the pharmacy benefits manager created through the merger of Catalyst Health Solutions and SXC Health Solutions. We owned both securities in the portfolio and believe the combination will build great value over time. Market capitalization considerations will lead to a measured exit.

Valmont Industries has been a core holding for several years. We like the company’s prospects but have cut our position size as the stock has appreciated closer to our target. Valmont is a beneficiary of the utility transmission grid upgrade in North America. We are also optimistic about its irrigation business as farm incomes remain near historical highs.

In the consumer sector, we trimmed long-term holding ANN. We remain bullish on its growth prospects in higher-margin, higher-return channels in online and outlet stores, but given its recent appreciation, we reduced the bet.

We significantly cut our position in Carters as our thesis regarding sales acceleration and margin recovery has played out. In our view, the firm is embarking on a complicated distribution center transition that for most apparel firms leads to elevated expenses.

We reduced our stake in technology holdings Sourcefire and Ixia. Sourcefire, the cybersecurity solutions firm, has exceeded our growth and profitability expectations over the past several years. The shares have responded accordingly, allowing us to reduce our position. We have also cut Ixia as we believe growth in its core business is slowing because the routers and switch products Ixia tests are being replaced by software alternatives. To find growth elsewhere, Ixia has engaged in a number of large and, we believe, very risky acquisitions.

OUTLOOK

Small-cap stocks narrowly outperformed large-caps in 2012, particularly late in the year, as investors embraced a “risk on” investment posture. Congress and the Obama administration managed to avert most of the potential economic damage by avoiding the fiscal cliff. Accommodative central bank policies and the continued U.S. housing recovery are promising signs. Healthy corporate balance sheets remain cash rich and under leveraged, suggesting sufficient pent-up demand for hiring and capital investment. Absolute valuations, particularly for large-cap shares, are far from stretched in today’s low interest rate environment.

The challenges we face are well known. Washington seems incapable of dealing with our bloated entitlement programs. We will surely see more drama in the new year as we approach the debt ceiling expiration and the upcoming sequester cuts. We also face significant fiscal drag from recently negotiated tax rate increases and expiration of the payroll tax holiday. Corporate managers tell us they remain cautious about spending, and it wouldn’t surprise us to see very slow growth in 2013.

We believe small-caps will face a significant challenge in outperforming larger-cap shares. Estimates for 20% small-cap earnings growth in 2013 certainly appear optimistic given our economic environment. Valuations remain at premium levels on most relative measures, including the price-to-book and price-to-earnings ratios. A January 2, 2013, small-cap mutual fund performance study by Bank of America Merrill Lynch concluded that less than 40% of active small-cap funds outperformed their passive benchmarks. This surely explains the continued negative cash flow in the small-cap space, which is a clear negative for performance.

We do not anticipate a sharp market correction. Indeed, many of the previously mentioned negatives may have been factored in by the market during our steep 11% correction from mid-September to mid-November. However, we see better relative value in larger shares. We continue to feel that any correction will likely be mild and hopefully present us with the opportunity to accumulate the shares of well-positioned companies at attractive prices. We also believe that our durable blend of growth and value stocks will add value in the coming year.

As always, thank you for your continued support and confidence.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

January 11, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecast growth rates.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with higher price/book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PORTFOLIO HIGHLIGHTS

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 12/31/12 |
|---|---|
| Brunswick | 1.4% |
| Acuity Brands | 1.3 |
| 3-D Systems | 1.1 |
| Oasis Petroleum | 0.9 |
| Rockwood Holdings | 0.9 |
| Treehouse Foods | 0.8 |
| Signature Bank | 0.8 |
| ANN | 0.8 |
| Lennox International | 0.8 |
| Louisiana Pacific | 0.8 |
| Gardner Denver | 0.8 |
| Jack In the Box | 0.7 |
| Infinity Property & Casualty | 0.7 |
| Watts Water Technologies | 0.7 |
| HSN | 0.7 |
| SS&C Technologies Holdings | 0.7 |
| Jack Henry & Associates | 0.7 |
| Finisar | 0.7 |
| CBL & Associates Properties | 0.6 |
| Valmont Industries | 0.6 |
| EastGroup Properties | 0.6 |
| Texas Capital Bancshares | 0.6 |
| Fresh Market | 0.6 |
| Mine Safety Appliances | 0.6 |
| DiamondRock Hospitality | 0.6 |
| Total | 19.5% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

## Advisor Class

| | Year Ended 12/31/12 | 12/31/11 | 12/31/10 | 12/31/09 | 12/31/08 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 31.04 | $ 34.20 | $ 26.77 | $ 19.38 | $ 30.23 |
| Investment activities | | | | | |
| Net investment income (loss)[1] | 0.06 | (0.10) | (0.02) | –[2] | (0.04) |
| Net realized and unrealized gain (loss) | 5.37 | (0.15) | 8.63 | 7.40 | (10.13) |
| Total from investment activities | 5.43 | (0.25) | 8.61 | 7.40 | (10.17) |
| Distributions | | | | | |
| Net investment income | (0.05) | – | – | – | – |
| Net realized gain | (2.65) | (2.91) | (1.18) | (0.01) | (0.68) |
| Total distributions | (2.70) | (2.91) | (1.18) | (0.01) | (0.68) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 33.77** | **$ 31.04** | **$ 34.20** | **$ 26.77** | **$ 19.38** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return[3]** | **17.73%** | **(0.34)%** | **32.25%** | **38.16%** | **(33.50)%** |
| Ratio of total expenses to average net assets | 1.15% | 1.16% | 1.16% | 1.14% | 1.14% |
| Ratio of net investment income (loss) to average net assets | 0.18% | (0.29)% | (0.07)% | 0.00% | (0.16)% |
| Portfolio turnover rate | 20.7% | 23.7% | 19.5% | 28.2% | 24.2% |
| Net assets, end of period (in thousands) | $ 330,081 | $ 220,072 | $ 267,220 | $ 206,904 | $ 268,443 |

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

| | Shares/$ Par | Value |
|---|---|---|
| **COMMON STOCKS 92.2%** | | |
| **CONSUMER DISCRETIONARY 13.1%** | | |
| **Auto Components 0.2%** | | |
| Gentex | 557,500 | 10,492 |
| Strattec Security (1) | 169,800 | 4,383 |
| | | 14,875 |
| **Automobiles 0.0%** | | |
| Tesla Motors (2) | 92,800 | 3,143 |
| | | 3,143 |
| **Distributors 0.5%** | | |
| Pool | 873,800 | 36,979 |
| | | 36,979 |
| **Hotels, Restaurants & Leisure 2.8%** | | |
| BJ's Restaurants (2) | 1,002,000 | 32,966 |
| Brinker | 1,195,700 | 37,055 |
| Jack In the Box (2) | 1,923,500 | 55,012 |
| Red Robin Gourmet Burgers (2) | 690,267 | 24,359 |
| Sonic (2) | 2,541,100 | 26,453 |
| The Cheesecake Factory | 984,500 | 32,213 |
| | | 208,058 |
| **Household Durables 0.7%** | | |
| Ethan Allen Interiors | 222,974 | 5,733 |
| Meritage (2) | 1,006,400 | 37,589 |
| Standard Pacific (2) | 1,510,300 | 11,101 |
| | | 54,423 |
| **Internet & Catalog Retail 0.7%** | | |
| HSN | 919,700 | 50,657 |
| | | 50,657 |

| | | |
|---|---|---|
| **Leisure Equipment & Products 1.4%** | | |
| Brunswick | 3,529,000 | 102,659 |
| | | 102,659 |
| **Media 1.1%** | | |
| Madison Square Garden (2) | 495,200 | 21,962 |
| Meredith | 794,000 | 27,353 |
| Pandora Media (2) | 1,377,246 | 12,643 |
| Scholastic | 639,400 | 18,901 |
| | | 80,859 |
| **Specialty Retail 4.9%** | | |
| American Eagle Outfitters | 828,000 | 16,982 |
| ANN (2) | 1,791,900 | 60,638 |
| Chico's | 1,355,400 | 25,021 |
| Christopher & Banks (2) | 953,000 | 5,194 |
| Express (2) | 1,529,100 | 23,074 |
| Five Below (2) | 491,800 | 15,757 |
| Francesca's Holdings (2) | 1,143,200 | 29,678 |
| hhgregg (2) | 603,700 | 4,238 |
| Hibbett Sports (2) | 746,500 | 39,341 |
| Hot Topic | 1,801,900 | 17,388 |
| MarineMax (2) | 850,600 | 7,604 |
| Monro Muffler Brake | 1,194,400 | 41,768 |
| Pier 1 Imports | 1,353,700 | 27,074 |
| rue21 (2) | 846,500 | 24,032 |
| Zumiez (2) | 1,319,000 | 25,602 |
| | | 363,391 |
| **Textiles, Apparel & Luxury Goods 0.8%** | | |
| Carters (2) | 99,500 | 5,537 |
| Tumi Holdings (2) | 1,521,700 | 31,727 |
| Under Armour (2) | 364,400 | 17,684 |

| | | |
|---|---|---|
| Vera Bradley (2) | 109,500 | 2,749 |
| | | 57,697 |
| Total Consumer Discretionary | | 972,741 |
| **CONSUMER STAPLES 1.9%** | | |
| **Food & Staples Retailing 0.8%** | | |
| Fresh Market (2) | 970,300 | 46,662 |
| The Pantry (2) | 630,300 | 7,645 |
| | | 54,307 |
| **Food Products 1.1%** | | |
| ADM Holdings (2) | 164 | 639 |
| Flowers Foods | 767,500 | 17,860 |
| Makepeace | 164 | 1,156 |
| Seneca Foods (2) | 19,900 | 620 |
| TreeHouse Foods (2) | 1,201,975 | 62,659 |
| | | 82,934 |
| Total Consumer Staples | | 137,241 |
| **ENERGY 4.6%** | | |
| **Energy Equipment & Services 1.3%** | | |
| C&J Energy Services (2) | 1,090,600 | 23,382 |
| Forum Energy Technologies (2) | 686,720 | 16,996 |
| Geospace Technologies (2) | 4,600 | 409 |
| Gulf Island Fabrication (1) | 782,900 | 18,813 |
| ION Geophysical (2) | 2,065,700 | 13,448 |
| Key Energy Services (2) | 1,887,900 | 13,121 |
| Superior Energy (2) | 369,300 | 7,652 |
| | | 93,821 |
| **Oil, Gas & Consumable Fuels 3.3%** | | |
| Approach Resources (2) | 380,700 | 9,521 |

| | | |
|---|---|---|
| Bill Barrett (2) | 1,587,700 | 28,245 |
| Clayton Williams Energy (2) | 444,200 | 17,768 |
| Cloud Peak Energy (2) | 1,728,500 | 33,412 |
| Contango Oil & Gas | 654,700 | 27,733 |
| Forest Oil (2) | 873,800 | 5,846 |
| GeoMet (2) | 1,742,400 | 244 |
| Goodrich Petroleum (2) | 1,397,800 | 13,028 |
| Lone Pine Resources (2) | 535,908 | 659 |
| Matador Resources (2) | 1,797,600 | 14,740 |
| Oasis Petroleum (2) | 2,125,500 | 67,591 |
| Solazyme (2) | 839,100 | 6,596 |
| Swift Energy (2) | 1,204,100 | 18,531 |
| Westmoreland Coal (2) | 545,400 | 5,094 |
| | | 249,008 |
| Total Energy | | 342,829 |
| **FINANCIALS 17.5%** | | |
| **Capital Markets 2.1%** | | |
| Cohen & Steers | 850,300 | 25,908 |
| E*TRADE Financial (2) | 3,733,100 | 33,411 |
| Financial Engines (2) | 1,463,100 | 40,601 |
| Gleacher (2) | 1,840,400 | 1,380 |
| KBW | 707,500 | 10,825 |
| Piper Jaffray (2) | 369,400 | 11,869 |
| Pzena Investment Management, Class A | 269,600 | 1,456 |
| Waddell & Reed Financial, Class A | 819,700 | 28,542 |
| | | 153,992 |
| **Commercial Banks 6.1%** | | |
| Bancorp South | 251,100 | 3,651 |
| BankUnited | 1,314,100 | 32,117 |
| Capital Bank Financial, Class A (2) | 1,493,300 | 25,491 |
| East West Bancorp | 1,345,743 | 28,920 |

| | | |
|---|---|---|
| First Horizon National | 3,982,000 | 39,462 |
| Glacier Bancorp | 2,079,500 | 30,589 |
| Pinnacle Financial Partners (2) | 460,300 | 8,672 |
| Prosperity Bancshares | 828,000 | 34,776 |
| Signature Bank (2) | 863,200 | 61,581 |
| Synovus Financial | 4,332,600 | 10,615 |
| TCF Financial | 1,518,800 | 18,453 |
| Texas Capital Bancshares (2) | 1,056,500 | 47,352 |
| Valley National Bancorp | 2,046,700 | 19,034 |
| Washington Trust Bancorp | 569,000 | 14,970 |
| WestAmerica Bank | 597,200 | 25,435 |
| Western Alliance Bancorp (2) | 2,249,100 | 23,683 |
| Zions Bancorporation | 1,103,300 | 23,611 |
| | | 448,412 |
| **Consumer Finance 0.0%** | | |
| Green Dot, Class A (2) | 100,000 | 1,220 |
| | | 1,220 |
| **Insurance 3.9%** | | |
| Assured Guaranty | 2,025,965 | 28,830 |
| Brown & Brown | 372,600 | 9,486 |
| Enstar (2) | 79,597 | 8,913 |
| Fortegra Financial (2) | 699,500 | 6,219 |
| HCC Insurance Holdings | 976,100 | 36,321 |
| Infinity Property & Casualty (1) | 943,100 | 54,926 |
| Kemper | 597,300 | 17,620 |
| Markel (2) | 94,500 | 40,958 |
| National Financial Partners (2) | 580,800 | 9,955 |
| RLI | 388,200 | 25,101 |
| Selective Insurance | 2,042,000 | 39,349 |
| State Auto Financial | 597,300 | 8,924 |
| | | 286,602 |

| | | |
|---|---|---|
| **Real Estate Investment Trusts (REITs) 4.6%** | | |
| Acadia Realty Trust, REIT | 631,900 | 15,848 |
| CBL & Associates Properties, REIT | 2,251,500 | 47,754 |
| Chesapeake Lodging Trust, REIT | 1,478,600 | 30,873 |
| Colony Financial, REIT | 545,000 | 10,627 |
| Cousins Properties, REIT | 1,737,332 | 14,507 |
| DiamondRock Hospitality, REIT | 5,081,500 | 45,733 |
| EastGroup Properties, REIT | 883,100 | 47,520 |
| Equity One, REIT | 1,248,900 | 26,239 |
| First Potomac Realty Trust, REIT | 1,024,800 | 12,667 |
| Kilroy Realty, REIT | 644,100 | 30,511 |
| LaSalle Hotel Properties, REIT | 978,800 | 24,852 |
| Parkway Properties, REIT | 392,400 | 5,490 |
| Pebblebrook Hotel Trust, REIT | 469,200 | 10,838 |
| PS Business Parks, REIT | 132,500 | 8,610 |
| Starwood Property Trust, REIT | 390,400 | 8,964 |
| | | 341,033 |
| **Real Estate Management & Development 0.0%** | | |
| Zillow (2) | 82,300 | 2,284 |
| | | 2,284 |
| **Thrifts & Mortgage Finance 0.8%** | | |
| Capitol Federal Financial | 3,434,500 | 40,149 |
| MGIC Investment (2) | 1,081,900 | 2,878 |
| Radian | 2,162,000 | 13,210 |
| Walker & Dunlop (2) | 393,100 | 6,549 |
| | | 62,786 |
| Total Financials | | 1,296,329 |
| **HEALTH CARE 10.1%** | | |
| **Biotechnology 3.3%** | | |
| Achillion Pharmaceuticals (2) | 610,000 | 4,892 |

| | | |
|---|---|---|
| Alkermes (2) | 1,300,000 | 24,076 |
| AMAG Pharmaceuticals (2) | 517,700 | 7,616 |
| BioMarin Pharmaceutical (2) | 506,200 | 24,930 |
| Cubist Pharmaceuticals (2) | 829,400 | 34,885 |
| Exelixis (2) | 2,111,600 | 9,650 |
| Idenix Pharmaceuticals (2) | 1,501,900 | 7,284 |
| Incyte (2) | 2,708,800 | 44,993 |
| Isis Pharmaceuticals (2) | 771,500 | 8,070 |
| ONYX Pharmaceuticals (2) | 193,300 | 14,600 |
| Regeneron Pharmaceuticals (2) | 234,600 | 40,133 |
| Rigel Pharmaceuticals (2) | 1,170,500 | 7,608 |
| Seattle Genetics (2) | 495,400 | 11,493 |
| Targacept (2) | 99,800 | 437 |
| Theravance (2) | 244,900 | 5,454 |
| | | 246,121 |

**Health Care Equipment & Supplies 2.5%**

| | | |
|---|---|---|
| Accuray (2) | 137,900 | 887 |
| Analogic | 340,575 | 25,305 |
| Cooper Companies | 380,100 | 35,151 |
| Edwards Lifesciences (2) | 92,800 | 8,368 |
| HeartWare International (2) | 239,573 | 20,112 |
| Integra LifeSciences (2) | 108,000 | 4,209 |
| Masimo | 63,600 | 1,336 |
| Meridian Bioscience | 1,871,400 | 37,896 |
| Steris | 690,100 | 23,967 |
| Tornier (2) | 213,870 | 3,591 |
| Wright Medical Group (2) | 1,278,400 | 26,833 |
| | | 187,655 |

**Health Care Providers & Services 3.1%**

| | | |
|---|---|---|
| Acadia Healthcare (2) | 1,011,200 | 23,591 |
| Catamaran (2) | 731,700 | 34,471 |
| Centene (2) | 537,300 | 22,029 |

| | | |
|---|---|---|
| Healthways (2) | 460,300 | 4,925 |
| HMS Holdings (2) | 1,680,027 | 43,546 |
| LifePoint Hospitals (2) | 736,900 | 27,818 |
| PSS World Medical (2) | 448,100 | 12,941 |
| Vanguard Health Systems (2) | 1,703,000 | 20,862 |
| WellCare Health Plans (2) | 751,400 | 36,586 |
| | | 226,769 |
| **Life Sciences Tools & Services 0.3%** | | |
| Bruker (2) | 1,513,000 | 23,104 |
| | | 23,104 |
| **Pharmaceuticals 0.9%** | | |
| AVANIR Pharmaceuticals (2) | 3,720,800 | 9,786 |
| Medicines Company (2) | 893,700 | 21,422 |
| Optimer Pharmaceuticals (2) | 522,600 | 4,729 |
| Pacira Pharmaceuticals (2) | 1,372,900 | 23,985 |
| XenoPort (2) | 825,900 | 6,417 |
| | | 66,339 |
| Total Health Care | | 749,988 |
| **INDUSTRIALS & BUSINESS SERVICES 18.7%** | | |
| **Aerospace & Defense 1.7%** | | |
| American Science Engineering | 369,400 | 24,089 |
| Hexcel (2) | 1,126,900 | 30,381 |
| Moog, Class A (2) | 529,800 | 21,738 |
| Teledyne Technologies (2) | 687,000 | 44,703 |
| | | 120,911 |
| **Air Freight & Logistics 0.2%** | | |
| UTi Worldwide | 1,058,500 | 14,184 |
| | | 14,184 |

| | | |
|---|---|---|
| **Airlines 0.5%** | | |
| Allegiant Travel | 527,405 | 38,717 |
| | | 38,717 |
| **Building Products 1.8%** | | |
| A.O. Smith | 180,000 | 11,353 |
| American Woodmark (2) | 353,400 | 9,832 |
| Gibraltar Industries (2) | 490,700 | 7,812 |
| Lennox International | 1,131,100 | 59,405 |
| Quanex Building Products | 1,617,300 | 33,009 |
| Simpson Manufacturing | 406,200 | 13,319 |
| | | 134,730 |
| **Commercial Services & Supplies 2.3%** | | |
| ARC Document Solutions (2) | 1,372,800 | 3,514 |
| Consolidated Graphics (2) | 267,500 | 9,341 |
| Knoll | 1,710,100 | 26,267 |
| Mine Safety Appliances | 1,081,200 | 46,178 |
| Multi-Color (1) | 887,900 | 21,301 |
| Team (2) | 597,300 | 22,721 |
| Waste Connections | 1,155,100 | 39,031 |
| | | 168,353 |
| **Construction & Engineering 0.3%** | | |
| Aegion (2) | 413,400 | 9,173 |
| Quanta Services (2) | 545,400 | 14,884 |
| | | 24,057 |
| **Electrical Equipment 2.4%** | | |
| Acuity Brands | 1,473,800 | 99,821 |
| AZZ | 943,254 | 36,249 |
| Encore Wire | 224,000 | 6,789 |
| General Cable (2) | 1,039,492 | 31,611 |
| | | 174,470 |

| | | |
|---|---|---|
| **Industrial Conglomerates 0.2%** | | |
| Standex International | 321,100 | 16,469 |
| | | 16,469 |
| **Machinery 7.2%** | | |
| Albany International | 1,054,200 | 23,909 |
| Cascade | 342,200 | 22,003 |
| Clarcor | 222,500 | 10,631 |
| Colfax (2) | 147,300 | 5,944 |
| EnPro Industries (2) | 917,400 | 37,522 |
| ESCO Technologies | 1,034,400 | 38,697 |
| Gardner Denver | 820,400 | 56,197 |
| Graco | 807,600 | 41,583 |
| IDEX | 98,600 | 4,588 |
| John Bean Technologies | 956,800 | 17,002 |
| Luxfer Holdings, ADR (2) | 722,769 | 8,868 |
| Proto Labs (2) | 164,400 | 6,481 |
| RBC Bearings (2) | 850,300 | 42,574 |
| Rexnord (2) | 890,176 | 18,961 |
| Sun Hydraulics | 623,500 | 16,261 |
| Tennant | 196,100 | 8,619 |
| Terex (2) | 205,700 | 5,782 |
| Toro | 904,300 | 38,867 |
| Trimas (2) | 556,300 | 15,554 |
| Valmont Industries | 349,100 | 47,670 |
| Watts Water Technologies, Class A | 1,197,500 | 51,481 |
| Woodward | 419,400 | 15,992 |
| | | 535,186 |
| **Professional Services 0.5%** | | |
| CTPartners Executive Search (2) | 264,500 | 1,217 |
| Kforce | 1,648,200 | 23,619 |
| Korn/Ferry (2) | 666,600 | 10,572 |

| | | |
|---|---|---|
| RPX (2) | 137,400 | 1,242 |
| | | 36,650 |
| **Road & Rail 1.3%** | | |
| Celadon Group | 1,012,700 | 18,299 |
| Heartland Express | 93,200 | 1,218 |
| Knight Transportation | 2,443,200 | 35,744 |
| Landstar System | 699,400 | 36,691 |
| | | 91,952 |
| **Trading Companies & Distributors 0.3%** | | |
| H&E Equipment Services | 1,611,200 | 24,281 |
| | | 24,281 |
| Total Industrials & Business Services | | 1,379,960 |
| **INFORMATION TECHNOLOGY 16.8%** | | |
| **Communications Equipment 2.2%** | | |
| Acme Packet (2) | 789,900 | 17,472 |
| ADTRAN | 2,239,900 | 43,768 |
| Aruba Networks (2) | 2,090,600 | 43,380 |
| Emulex (2) | 700,000 | 5,110 |
| Finisar (2) | 2,975,000 | 48,492 |
| Harmonic (2) | 1,194,600 | 6,057 |
| Ixia (2) | 140,000 | 2,377 |
| Shoretel (2) | 240,000 | 1,018 |
| | | 167,674 |
| **Computers & Peripherals 1.8%** | | |
| 3-D Systems (2) | 1,531,000 | 81,679 |
| Cray (2) | 1,700,500 | 27,123 |
| Synaptics (2) | 874,700 | 26,215 |
| Xyratex | 199,100 | 1,674 |
| | | 136,691 |

| | | |
|---|---|---|
| **Electronic Equipment, Instruments & Components 1.2%** | | |
| Electro Rent | 508,800 | 7,826 |
| Fabrinet (2) | 497,700 | 6,540 |
| Measurement Specialties (2) | 181,000 | 6,219 |
| National Instruments | 1,000,000 | 25,810 |
| Newport (2) | 696,900 | 9,373 |
| Orbotech (2) | 796,400 | 6,746 |
| Power-One (2) | 2,033,400 | 8,357 |
| Rofin-Sinar Technology (2) | 779,200 | 16,893 |
| | | 87,764 |
| **Internet Software & Services 0.9%** | | |
| Active Network (2) | 1,198,000 | 5,882 |
| Angie's List (2) | 1,343,900 | 16,113 |
| Bankrate (2) | 1,777,700 | 22,133 |
| OpenTable (2) | 409,100 | 19,964 |
| | | 64,092 |
| **IT Services 1.3%** | | |
| Forrester Research | 467,300 | 12,524 |
| Global Payments | 341,200 | 15,456 |
| Jack Henry & Associates | 1,243,300 | 48,812 |
| Sapient (2) | 1,606,700 | 16,967 |
| | | 93,759 |
| **Semiconductor & Semiconductor Equipment 3.8%** | | |
| Advanced Energy Industries (1)(2) | 2,389,200 | 32,995 |
| Cavium (2) | 1,194,600 | 37,283 |
| Diodes (2) | 1,991,000 | 34,544 |
| Fairchild Semiconductor, Class A (2) | 597,300 | 8,601 |
| GT Advanced Technologies (2) | 1,991,000 | 6,013 |
| Intersil Holding, Class A | 1,600,000 | 13,264 |
| Kopin (2) | 1,399,800 | 4,661 |
| M/A-COM Technology Solutions Holdings (2) | 800,000 | 11,976 |

| | | |
|---|---|---|
| PDF Solutions (2) | 940,000 | 12,953 |
| PMC-Sierra (2) | 6,221,900 | 32,416 |
| RF Micro Devices (2) | 1,700,000 | 7,616 |
| Semtech (2) | 713,800 | 20,665 |
| Silicon Laboratories (2) | 796,400 | 33,297 |
| STR Holdings (2) | 1,893,900 | 4,773 |
| Supertex | 448,000 | 7,862 |
| TriQuint Semiconductor (2) | 2,643,100 | 12,793 |
| | | 281,712 |
| **Software 5.6%** | | |
| Bottomline Technologies (2) | 1,294,200 | 34,154 |
| Cadence Design Systems (2) | 1,975,000 | 26,682 |
| Commvault Systems (2) | 415,000 | 28,930 |
| Concur Technologies (2) | 398,200 | 26,887 |
| Eloqua (2) | 448,000 | 10,568 |
| Epiq Systems | 1,380,000 | 17,636 |
| Fleetmatics (2) | 497,700 | 12,522 |
| Fortinet (2) | 443,000 | 9,334 |
| Guidewire Software (2) | 800,000 | 23,776 |
| Interactive Intelligence (1)(2) | 975,000 | 32,702 |
| Progress Software (2) | 1,162,000 | 24,390 |
| Proofpoint (2) | 500,000 | 6,155 |
| Pros Holdings (2) | 721,700 | 13,200 |
| QLIK Technologies (2) | 99,500 | 2,161 |
| Qualys (2) | 850,000 | 12,572 |
| RealD (2) | 1,700,000 | 19,057 |
| RealPage (2) | 1,240,000 | 26,747 |
| Sourcefire (2) | 470,000 | 22,193 |
| Splunk (2) | 500,000 | 14,510 |
| SS&C Technologies Holdings (2) | 2,165,200 | 50,059 |
| | | 414,235 |
| Total Information Technology | | 1,245,927 |

| | | |
|---|---|---|
| **Multi-Utilities 0.2%** | | |
| NorthWestern | 381,400 | 13,246 |
| | | 13,246 |
| Total Utilities | | 258,894 |
| Total Common Stocks (Cost $5,276,186) | | 6,826,431 |
| **PREFERRED STOCKS 0.0%** | | |
| **BASIC MATERIALS 0.0%** | | |
| **Metals 0.0%** | | |
| Adrian Steel | 4,485 | 1,772 |
| Total Preferred Stocks (Cost $2,243) | | 1,772 |
| **CONVERTIBLE PREFERRED STOCKS 0.5%** | | |
| **CONSUMER DISCRETIONARY 0.1%** | | |
| **Internet & Catalog Retail 0.1%** | | |
| coupons.com, Acquisition Date: 6/1/11 Acquisition Cost $7,696 (2)(3) | 1,400,910 | 3,835 |
| Total Consumer Discretionary | | 3,835 |
| **ENERGY 0.0%** | | |
| **Oil, Gas & Consumable Fuels 0.0%** | | |
| GeoMet | 233,402 | 1,769 |
| Total Energy | | 1,769 |
| **FINANCIALS 0.2%** | | |
| **Commercial Banks 0.2%** | | |
| Synovus Financial | 601,650 | 13,068 |
| Total Financials | | 13,068 |

| | | |
|---|---|---|
| **INFORMATION TECHNOLOGY 0.2%** | | |
| **Communications Equipment 0.1%** | | |
| Silver Spring Networks, Acquisition Date: 12/11/09 Acquisition Cost $8,800 (2)(3) | 880,000 | 6,600 |
| | | 6,600 |
| **IT Services 0.1%** | | |
| Apptio, Acquisition Date: 3/9/12, Acquisition Cost $8,451 (2)(3) | 471,689 | 8,451 |
| | | 8,451 |
| Total Information Technology | | 15,051 |
| Total Convertible Preferred Stocks (Cost $39,730) | | 33,723 |
| **CONVERTIBLE BONDS 0.1%** | | |
| Terex, 4.00%, 6/1/15 | 2,696,000 | 5,002 |
| Total Convertible Bonds (Cost $2,696) | | 5,002 |
| **SHORT-TERM INVESTMENTS 7.4%** | | |
| **Money Market Funds 7.2%** | | |
| T. Rowe Price Reserve Investment Fund, 0.12% (1)(4) | 533,677,344 | 533,677 |
| | | 533,677 |
| **U.S. Treasury Obligations 0.2%** | | |
| U.S. Treasury Bills, 0.123%, 1/10/13 (5) | 12,000,000 | 12,000 |
| U.S. Treasury Bills, 0.124%, 3/14/13 (5) | 3,000,000 | 2,999 |
| U.S. Treasury Bills, 0.142%, 1/10/13 (5) | 1,000,000 | 1,000 |
| | | 15,999 |
| Total Short-Term Investments (Cost $549,676) | | 549,676 |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $5,870,531) | $ 7,416,604 |
| Receivable for shares sold | 12,548 |
| Variation margin receivable on futures contracts | 5,346 |
| Dividends and interest receivable | 3,576 |
| Receivable for investment securities sold | 3,459 |
| Other assets | 79 |
| Total assets | 7,441,612 |
| **Liabilities** | |
| Payable for shares redeemed | 32,666 |
| Investment management fees payable | 4,657 |
| Payable for investment securities purchased | 2,118 |
| Due to affiliates | 583 |
| Other liabilities | 698 |
| Total liabilities | 40,722 |
| **NET ASSETS** | $ 7,400,890 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 420 |
| Accumulated undistributed net realized gain | 18,490 |
| Net unrealized gain | 1,549,669 |
| Paid-in capital applicable to 217,563,133 shares of $0.50 par value capital stock outstanding; 1,000,000,000 shares authorized | 5,832,311 |
| **NET ASSETS** | $ 7,400,890 |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** | |
| **($7,070,808,746 / 207,788,817 shares outstanding)** | $ 34.03 |
| **Advisor Class** | |
| **($330,081,168 / 9,774,316 shares outstanding)** | $ 33.77 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## Statement of Changes in Net Assets

($000s)

| | Year Ended 12/31/12 | 12/31/11 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income (loss) | $ 24,211 | $ (3,537) |
| Net realized gain | 735,916 | 759,234 |
| Change in net unrealized gain (loss) | 392,043 | (788,090) |
| Increase (decrease) in net assets from operations | 1,152,170 | (32,393) |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | (23,333) | – |
| Advisor Class | (458) | – |
| Net realized gain | | |
| Investor Class | (515,591) | (566,309) |
| Advisor Class | (24,236) | (18,745) |
| Decrease in net assets from distributions | (563,618) | (585,054) |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 1,083,907 | 1,190,469 |
| Advisor Class | 156,374 | 128,853 |
| Distributions reinvested | | |
| Investor Class | 520,934 | 548,666 |
| Advisor Class | 24,665 | 18,369 |
| Shares redeemed | | |
| Investor Class | (1,491,688) | (1,281,690) |
| Advisor Class | (89,309) | (165,382) |
| Increase in net assets from capital share transactions | 204,883 | 439,285 |
| **Net Assets** | | |
| Increase (decrease) during period | 793,435 | (178,162) |
| Beginning of period | 6,607,455 | 6,785,617 |
| **End of period** | **$ 7,400,890** | **$ 6,607,455** |
| Undistributed net investment income | 420 | – |

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares: the Small-Cap Stock Fund original share class, referred to in this report as the Investor Class, offered since June 1, 1956, and the Small-Cap Stock Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $156,000 for the year ended December 31, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2012, the fund realized $176,328,000 of net gain on $440,171,000 of in-kind redemptions.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2012. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2012, totaled $(2,777,000) for the year ended December 31, 2012.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2012, the fund held equity futures with cumulative unrealized gain of $3,596,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2012, the fund recognized $27,343,000 of realized gain on Futures and a $(2,281,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearing-house provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. Cash posted by the fund to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of December 31, 2012, securities valued at $10,650,000 had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,364,475,000 and $1,920,033,000, respectively, for the year ended December 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies and certain open derivative contracts for tax purposes. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31, are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $122,000 for Price Associates; $1,236,000 for T. Rowe Price Services, Inc.; and $1,984,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2012, the fund was charged $296,000 for shareholder servicing costs related to the college savings plans, of which $232,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2012, the fund was allocated $1,846,000 of Retirement Funds’ expenses, of which $1,038,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 14% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Small-Cap Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Stock Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $55,601,000 from short-term capital gains,

  $549,681,000 from long-term capital gains, of which $549,504,000 was subject to the 15% rate gains category, and $177,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $79,209,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $78,072,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1992
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group
[142]	(2004 to present); Director, Norfolk Southern (2008 to present);
Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company
1994
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Small-Cap Stock Fund	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ira W. Carnahan, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price; Intern, Franklin
Vice President	Templeton Investments (to 2009); Manager,
Deloitte Financial Advisory Services (to 2008)

Hugh M. Evans III, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Christopher T. Fortune (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Steven D. Krichbaum (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Stock Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013